UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 14, 2024

FLEXIBLE SOLUTIONS INTERNATIONAL INC.

(Exact name of Registrant as specified in its charter)

Alberta	001-31540	71-1630889
(State or other jurisdiction	(Commission	(Employer
of incorporation)	File No.)	Identification No.)

6001 54 Ave.

Taber, Alberta, Canada T1G 1X4

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (250) 477-9969

N/A

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock	FSI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§204.12b-2 of this chapter.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 4.01. Changes in Registrant’s Certifying Accountant.

(a) Resignation of Independent Registered Public Accounting Firm

On November 14, 2024, Smythe LLP, Chartered Professional Accountants (“Smythe”), resigned as the Company’s independent registered public accounting firm. Smythe resigned as a result of Smythe’s decision to discontinue auditing public entities.

The reports of Smythe on the Company’s consolidated financial statements for the fiscal years ended December 31, 2023 and December 31, 2022 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2023 and December 31, 2022 and through November 14, 2024, there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K) with Smythe on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Smythe, would have caused Smythe to make reference thereto in its reports on the consolidated financial statements for such years. During the fiscal year ended December 31, 2023 and through November 14, 2024, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Smythe with a copy of the disclosure it is making herein in response to Item 304(a) of Regulation S-K and requested that Smythe furnish the Company with a copy of its letter addressed to the Securities and Exchange Commission (the “SEC”), pursuant to Item 304(a)(3) of Regulation S-K, stating whether or not Smythe agrees with the statements related to them made by the Company in this report. Smythe’s letter to the SEC is filed as an Exhibit to this report.

(b) Engagement of New Accountants

On November 23, 2024, Assure CPA, LLC of Spokane, WA (“Assure”) was engaged to be the Company’s new auditors, starting with year ending December 2024. During the Company’s two most recent fiscal years, and the subsequent interim period prior to the engagement of Assure, neither the Company nor anyone on the Company’s behalf consulted with Assure regarding: (1) the application of accounting principles to a specified transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on the Company’s financial statements; or (3) the subject of any “disagreement”, as defined in Item 304(a)(1)(iv) of Regulation S-K, or a “reportable event”, as defined in Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Description

16	Letter from Smythe LLP, Chartered Professional Accountants.
104	Cover page interactive data file (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 2, 2024	FLEXIBLE SOLUTIONS INTERNATIONAL INC.

	By:	/s/ Daniel O’Brien
Daniel B. O’Brien, President and Chief Executive Officer